Subsequent events	12 Months Ended
Jun. 30, 2020
Subsequent Events [Abstract]
Subsequent events
14. Subsequent events
The Company has evaluated subsequent events from the balance sheet date through the date at which the consolidated financial statements were available to be issued, and determined there are no other items requiring disclosure beyond those disclosed below.
In July 2020, the Company closed an initial public offering (IPO) on the Nasdaq Global Market, in which they issued and sold 12,583,500 ordinary shares which converted into 6,291,750 American depository shares at a public offering price of $13.50 per share. In addition, the Company completed a concurrent private placement in Europe and other countries outside of the United States of 30,000 ordinary shares at a price of £5.37 per ordinary share (at an exchange rate of GBP:USD 1:1.2563). The Company received net proceeds of approximately $76.1 million as a result of the offering.
In July 2020 the Company’s Board of Directors convened and declared a distribution in specie of shares in Verici to trustees on trust for the Company’s shareholders. As a result, Verici’s share capital has been re-designated
into 59,416,134 A Shares of £0.001 each and 1 golden share of £0.001 (the “Golden Share”). The Golden Share will be the only voting share in the capital of Verici and will be retained by the Company. The Company’s shareholders on the register as at close of business on July 9, 2020 will receive one A Share in Verici for every 1 ordinary share held in the Company. As a result of the Company’s level of control, Verici will continue to be consolidated in the Company’s consolidated financial statements.
In July 2020, we entered into a statement of work, or the AZ SOW, with AstraZeneca Pharmaceuticals LP, or AZ, in advance of entering into a more comprehensive master services agreement. Pursuant to the AZ SOW, we will conduct a feasibility study to determine the impact of the use of our KidneyIntelX platform to optimize utilization of various CKD agents and a randomized trial of our KidneyIntelX platform and our care management software versus routine clinical care to improve uptake and adherence of certain CKD agent. Additionally, AZ has agreed to pay us up to $1.0 million if certain milestones are achieved. The agreement will terminate upon completion of the activities under the AZ SOW.